UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2025

BEACON FINANCIAL CORPORATION

(Exact name of the registrant as specified in its charter)

Delaware	001-15781	04-3510455
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

131 Clarendon Street
Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

(617) 425-4600

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	BBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 2, 2025, Beacon Financial Corporation, previously known as “Berkshire Hills Bancorp, Inc.”, a Delaware corporation, (the “Company” or “Beacon Financial”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that on September 1, 2025, the Company completed its the previously announced merger of equals transaction with Brookline Bancorp, Inc., a Delaware corporation (“Brookline”), pursuant to the Agreement and Plan of Merger, dated as of December 16, 2024, by and among the Company, Commerce Acquisition Sub, Inc. and Brookline (the “Merger Agreement”). Pursuant to the Merger Agreement, Commerce Acquisition Sub, Inc. merged with and into Brookline (the “Merger”), immediately followed by the merger of Brookline with and into the Company (the “Holdco Merger” and collectively with the Merger, the “Mergers”), with the Company as the resulting corporation. The Company also changed its name from “Berkshire Hills Bancorp, Inc.” to “Beacon Financial Corporation.” Immediately following the closing of the Mergers, the Company changed its New York Stock Exchange ticker symbol for its common stock, par value $0.01 per share, from “BHLB” to “BBT.”

This Amendment No. 1 to the Initial Filing (the “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Brookline and Berkshire would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. The pro forma financial information combines the historical consolidated financial position and results of operations of Brookline and Berkshire as a reverse acquisition of Berkshire by Brookline.

Except as described above, no other changes have been made to the Initial Filing.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The historical audited consolidated financial statements of Brookline for the years ended December 31, 2024 and 2023, are filed as Exhibit 99.1 hereto and incorporated by reference into this Item 9.01(a).

The historical unaudited interim financial statements of Brookline for the six months ended June 30, 2025, are filed as Exhibit 99.2 hereto and incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K are attached hereto as Exhibit 99.3 and incorporated herein by reference into this Item 9.01(b).

The unaudited pro forma combined condensed consolidated financial information giving effect to the Mergers is furnished under this Item 9.01(b) as Exhibit 99.3 attached hereto, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of such section, nor shall be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

(d) Exhibits.

Number	Description

23.1	Consent of KPMG LLP (with respect to Brookline Bancorp, Inc.)
99.1	Audited consolidated financial statements of Brookline Bancorp, Inc. for the years ended December 31, 2024 and 2023 (incorporated by reference to Brookline Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 3, 2025).
99.2	Unaudited interim financial statements of Brookline Bancorp, Inc. for the six months ended June 30, 2025 and 2024 (incorporated by reference to Brookline Bancorp, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 7, 2025).
99.3	The unaudited pro forma combined condensed consolidated financial information.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2025	BEACON FINANCIAL CORPORATION

	By:	/s/ Carl M. Carlson
Carl M. Carlson
Chief Financial & Strategy Officer